UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: April 3, 2013 (April 3, 2013)

(Date of Earliest Event Reported)

PENN VIRGINIA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-13283	23-1184320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Radnor Corporate Center, Suite 200 100 Matsonford Road, Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 687-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Exhibit 99.1 to this Current Report sets forth certain information regarding Penn Virginia Corporation (“PVA”) and the properties to be acquired in our wholly-owned subsidiary Penn Virginia Oil & Gas Corporation’s acquisition of Eagle Ford Hunter, Inc. (the “Acquisition”).

Exhibit 99.2 to this Current Report sets forth certain historical financial statements of Eagle Ford Hunter, Inc.

On Wednesday, April 3, 2013, PVA is hosting a telephone conference and webcast during which H. Baird Whitehead, PVA’s President and Chief Executive Officer, and other members of PVA’s management will discuss the Acquisition. A copy of the presentation materials to be used in connection with the telephone conference and webcast is furnished and attached as Exhibit 99.3 hereto and is incorporated by reference herein. The presentation materials will be posted under “Presentations & Webcasts” in the “Investor Relations” section of our website prior to the telephone conference and webcast.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filing of PVA under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Information Regarding Penn Virginia Corporation and the Acquisition Properties.

99.2	Historical Financial Statements of Eagle Ford Hunter, Inc.

99.3	Presentation Materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2013

Penn Virginia Corporation

By:	/s/ Nancy M. Snyder
Name:	Nancy M. Snyder
Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Information Regarding Penn Virginia Corporation and the Acquisition Properties.

99.2	Historical Financial Statements of Eagle Ford Hunter, Inc.

99.3	Presentation Materials.